Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities
Note 13 - Commitments and Contingent Liabilities

A.          Leases

See Note 14 “Leases” for lease-related commitments as of December 31, 2025.

B.	Liabilities for Royalty Payments to the IIA

During 2025, 2024 and 2023, Ceragon received several research and development grants from the Israeli Innovation Authority ("IIA"). The grants require the Company to comply with the requirements of the Research and Development Law, however, Ceragon is not obligated to pay royalties on sales of products based on technology or know-how developed from the grants. In a case involving the transfer of technology or know how developed from the grants outside of Israel, Ceragon may be required to pay royalties related to past sales of products based on the technology or the developed know how. The Company recorded income from IIA grants for the years ended December 31, 2025, 2024 and 2023 in the amount of $1,335 thousand, $1,264 thousand, and $542 thousand, respectively.

Prior to the Siklu Acquisition, Siklu had received research and development grants from the IIA. The Company assumed Siklu's contract with the IIA, which requires the Company to pay royalties to the IIA on sales of products based on technology or know-how developed from the grants. The royalties were calculated at the rates of 3% to 4% of the aggregated proceeds from the sale of such products. As of December 31, 2025, the Company's maximum possible future royalties commitment, including $2,592 thousand of unpaid royalties accrued, was $9,887 thousand, based on grants received from the IIA and not yet repaid
C.          Charges and guarantees

As of December 31, 2025 and 2024, the Company provided guarantees in an aggregate amount of $14,102 thousand, and $18,555 thousand respectively, with respect to tender offer guarantees, financial guarantees, warranty guarantees and performance guarantees to its customers.

D.          Litigations

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues liability for the estimated loss.

1)          Class action claim (District Court of Tel Aviv - Economic Department)

On January 6, 2015, the Company was served with a motion to approve a purported class action, naming the Company, its Chief Executive Officer and its directors as defendants (the “Defendants”). The motion was filed with the District Court of Tel-Aviv (the “Court”). The purported class action alleges breaches of duties by making false and misleading statements in the Company's SEC filings and public statements. The class action claimed amount is approximately $75,000 thousand.

On May 27, 2021, following a procedure that included filing of various pleadings and affidavits, the Court ruled to certify the motion as a class action, while applying the Israeli Law (the “Ruling”).

On September 12, 2021, the company filed a motion for a rehearing on behalf of the Defendants in order to revert the Ruling (the “Rehearing Motion”).

On January 3, 2022, a hearing was held in Court in the Rehearing Motion before the Honorable Justices K. Kabub, R. Ronen and T. Avrahami.

On January 27, 2022, a judgment was rendered in the Rehearing Motion. The Court ruled that the Ruling was erroneous as it applied Israeli Law, instead of foreign law, and held accordingly that the law that will apply is U.S. law. The Court further held that the case will be returned to the first judicial instance and will be adjudicated as a class claim under U.S. law. The Court commented that the Company’s claims based upon the Statute of Limitations should prima facie also be adjudicated under U.S. law.

On March 20, 2022, following the Court's decision, the Plaintiff filed to the first judicial instance, an amended class action claim, based on provisions of U.S. law. The Plaintiff estimated the amended claim amount at $52,099 thousand.

On June 28, 2022, following a joint application filed by the parties in order to approve certain procedural matters, the Court issued a decision suggesting that the parties should consider initiating another mediation procedure. On July 5th, 2022, following the court's decision, the parties filed a notice informing the court that they believe that the time to consider initiating another mediation procedure, will be only after the parties submit their pleadings.

On November 3, 2022, the Defendants submitted their Statement of Defense, based on U.S law. On February 5, 2023, the plaintiff submitted his response to the Defendants’ Statement of Defense.
1)          Class action claim (District Court of Tel Aviv - Economic Department) (cont’d)

On June 15, 2023, the court rejected a motion filed by the Defendants to rule on the issues of Statute of Repose and Limitations as a preliminary matter, and held that those issues will be dealt with as part of the main hearing. Additionally, the parties conducted preliminary procedures, including discovery and questionnaires, and filed related motions.

On September 21, 2023, a preliminary hearing was held. At the conclusion of the hearing, the court ruled that it would issue written decisions on the discovery issues and then set dates for further proceedings.

On September 28, 2023, the court approved the defendants’ motion for document discovery and determined that the documents in question are indeed relevant. As a result, the court has directed the plaintiff to furnish the requested documents by October 28, 2023. Alternatively, the court has given the plaintiff the option to waive any claims associated with these documents.

On October 1, 2023, the court granted the plaintiff's motion for document discovery and ordered the company to produce all requested documents and to complete some of the answers to the questions included in the plaintiff questionnaire within 45 days. In making this decision, it was determined that, in addition to the documents already provided to the plaintiff, the company is required to disclose thousands of additional documents and document types. These materials, however, were deemed irrelevant and extended beyond the approved grounds for the class action request. The discovery and disclosure of such documents would impose a substantial burden on the company.

As a result, on December 31, 2023, the company sought permission to appeal the district court's decision and requested a delay in its implementation. The Supreme Court granted a stay on the execution of the district court's decision and scheduled a hearing for January 25, 2024.During the hearing, the Supreme Court, presided over by the Honorable Judge Grosskopf, acknowledged the company's contentions. It clarified that the extensive disclosure mandated by the district court exceeded the necessary requirements in accordance with the law and suggested that the plaintiff negotiate agreements with the company. These agreements are aimed at significantly reducing the scope of disclosure, particularly concerning the period for which documents and correspondence must be provided. Following discussions both outside the courtroom and before the Honorable Judge, where the parties presented their arguments on each dispute demand, partial agreements were reached. These agreements outline the documents the company will provide to the plaintiff.

Validated by the Supreme Court, these agreements substantially reduced the disclosure requirements outlined in the district court's decision. The plaintiff, in turn, waived certain demands entirely and significantly narrowed others. For the limited remaining requirements, it was established that the company would convey its position on transferring the requested documents to the plaintiff in the reduced format proposed during the hearing. It was also decided that if no agreements are reached concerning these documents, the court will make a decision on the matter.

On March 26, 2024, the Company provided the plaintiff with the required documents, in accordance with the agreements between the parties.

On March 12, 2024, following the submission of pleadings by the parties, the Supreme Court reduced the amount of expenses imposed by the district court against the Company in its decision dated October 1, 2023, since the appeal resulted in a reduction in the extent of disclosure initially determined by the district court.
In April 2024, the parties have agreed to refer the dispute to a mediation procedure before the esteemed retired judge, Dr. Avi Zamir. To date, two mediation meetings have been held.

On January 30, 2025, the parties filed an update with the court, indicating that, as part of the mediation process, they have reached preliminary understandings. As a result, the court was requested to grant the parties an additional 60-day period to allow them to finalize a settlement agreement, which will then be submitted to the court’s approval.

During the period that has elapsed since that update was filed, the parties have submitted several motions seeking extensions to finalize the settlement agreement and submit it for the Court’s approval. Pursuant to the parties’ motion filed on 12 March, 2026, which was approved by the Court, the Court extended the deadline for the parties to complete the necessary steps prior to submitting the settlement agreement for the Court’s approval until 19 April, 2026. Accordingly, the mediation process remains ongoing.

Although the parties have not yet reached a conclusive and binding settlement agreement, nor has the settlement agreement been submitted for court approval (or approved by the court), the company estimates, based on its external legal counsel and all facts and circumstances, that the probable loss under the settlement agreement will be approximately $1,162 thousand. Accordingly, a provision for this amount was recorded on the balance sheet as of December 31, 2025.

2)          Claim against Station Enterprises Ltd. regarding breach of the Lease Agreement

A dispute has arisen between the Company and Station Enterprises Ltd, with respect to the lease agreement signed between the parties on April 11, 2019 (the "Lease Agreement"), under which the Company leases its offices and labs in Rosh Haayin.

The Company, the lessee, claims that Station Enterprises was late in delivering the possession to the lessee and has not fulfilled its maintenance and management obligations. Therefore, the Company claims that Station Enterprises breached its contractual obligations, causing the Company damages and expenses.

Due to such alleged breaches, the Company has set off the rent and management fees against outstanding debts of Station Enterprises towards the Company and provided Station Enterprises with a set-off notice.

A dispute has arisen between the Company and Station Enterprises Ltd, with respect to the lease agreement signed between the parties on April 11, 2019 (the "Lease Agreement"), under which the Company leases its offices and labs in Rosh Haayin.

The Company, the lessee, claims that Station Enterprises was late in delivering the possession to the lessee and has not fulfilled its maintenance and management obligations. Therefore, the Company claims that Station Enterprises breached its contractual obligations, causing the Company damages and expenses.
Due to such alleged breaches, the Company has set off the rent and management fees against outstanding debts of Station Enterprises towards the Company and provided Station Enterprises with a set-off notice.

On February 8, 2022, Station Enterprises provided notice to the Company of the termination of the Lease Agreement, and also on the exercise of the bank guarantees provided to it in connection with the Lease Agreement, in the amount of approximately $682 thousand. The Company rejected the alleged termination notice, which was provided with no legal grounds, and further required Station Enterprises not to exercise the bank guarantees. This demand was disregarded, and the bank guarantees were exercised in full.

The Company instructed its legal counsel to file a claim against Station Enterprises, in the framework of which the court will be asked to issue a Declarative Order, declaring that the notice of termination was invalid and that Lease Agreement is valid and in force; to order Station Enterprises to reimburse the Company for the amount of the exercised bank guarantees; to order Station Enterprises to uphold and fulfil its contractual obligation and undertakings under the Lease Agreement and the management agreement; and to compensate the Company for the damages caused to it in an amount of approximately $328 thousand.

The Statement of Claim was filed on May 31, 2022. A Statement of Defense was filed on October 23, 2022, and a Statement of Response was filed on November 23, 2022.

On October 13, 2022, Station Enterprises Ltd. submitted a new claim against the Company, for its eviction from the leased premises. The Statement of Defense was filed on February 12, 2023.

Since both lawsuits deal with the same issues, on December 25, 2022, the Company submitted a request to consolidate the lawsuits.

On January 12, 2023, the judge determined that he would make a final decision on the request when submitting the statement of defense.

On February 12, 2023, the Statement of Defense was filed on behalf of the Company.

On March 27, 2023, the judge ordered the consolidation of the hearings in the two lawsuits.

The parties agreed to refer the dispute in both claims to mediation before attorney Yitzhak Marciano. The first mediation meeting was held on May 8, 2023.

On June 27, 2023, a mediation meeting took place between the parties. After extensive meetings and negotiations between the parties, on September 22, 2024, the mediator announced that the mediation between the parties had failed.

On July 15, 2024, during the first pre-trial, the judge made another attempt to mediate the dispute between the parties, but without success. Consequently, the court scheduled deposition dates and set another pre-trial for March 5, 2024. The date of the pre-trial was rescheduled several times and is now scheduled for September 16, 2025.

On December 1, 2024, the Company submitted its affidavits. following the submission of the affidavits, the parties resumed the mediation process.

On May 16, 2025, the parties signed a mediation agreement, pursuant to which the claim filed by Station Enterprises would be dismissed, and the remedies unrelated to the third parties in the claim filed by Ceragon would also be dismissed. Accordingly, the remaining claim in the Ceragon lawsuit is the monetary remedy in the amount of approximately $332 thousand (NIS 1,122 thousand) (the “Remaining Claim”). The mediation agreement further stipulates that Station Enterprises waived its right to receive all amounts offset by Ceragon, so that out of the total offset amount Ceragon is entitled to offset an amount of approximately $645 thousand (NIS 2,177 thousand), including VAT, from the claimed sums and repay the rest of the amount to Station Enterprises.

On May 18, 2025, the court approved the mediation agreement and dismissed the Station Enterprises claim and the remedies in the Ceragon claim in accordance with the parties’ agreement.

The court has scheduled the next hearing on the matter for April 30, 2026.

3)	Third‑Party Notice Filed Against the Company in Connection with ADSL Quality Ltd. v. Israel Police Proceedings

On October 15, 2024, ADSL Quality Ltd. and its owners filed a claim against the Israel Police in the Tel Aviv Magistrate Court. The claim concerns a police raid conducted on ADSL’s warehouse on January 7, 2018, during which approximately 50 electronic devices were seized. The plaintiffs allege that four of these devices were lost while in the possession of the police and that additional damages were caused during the raid. The total claim amount is $267 thousand.

On March 12, 2025, the Israel Police filed a statement of defense together with a third‑party notice against the Company. In its third‑party notice, the police argue that the raid was initiated following a complaint submitted by the Company; that the seized devices were transferred to the Company; and that if the four devices at issue were indeed lost, such loss likely occurred while the devices were in the Company’s possession. Accordingly, the police assert that, should they be required to compensate the plaintiffs, they are entitled to indemnification from the Company.

On July 6, 2025, the Company submitted its statement of defense to the third‑party notice. In its response, the Company argued that the third‑party notice should be dismissed in limine, as it was filed late and in an apparent attempt by the police to conceal that delay. Alternatively, the Company argued that the notice should be dismissed on its merits, as the police are not entitled to indemnification from the Company: the claim concerns actions and/or omissions of the police that are unrelated to the Company; three of the four devices were never transferred to the Company; and the fourth device appears to have been returned to the plaintiffs under a settlement agreement in earlier legal proceedings.

A pre‑trial hearing took place on July 20, 2025, during which the court instructed the parties to complete document discovery and scheduled them for a mandatory dispute‑resolution meeting (“MAHUT”).

The Israel Police and Ceragon completed mutual Document Discovery Process on October 27, 2025.

On November 16, 2025, a MAHUT session was held before a mediator, after which the parties agreed to proceed to a mediation session before the same mediator. Two mediation sessions have already taken place, and the mediation process is still ongoing.

As advised by the Company's lawyers, at this preliminary stage, the Company is unable to assess the likelihood of an adverse outcome with respect to the third‑party notice.

4)	Claim by a Former Employee in France

A former employee of the Company’s French subsidiary, whose employment was terminated as part of a redundancy procedure initiated on February 3, 2025, has filed a claim before the Nanterre Labour Court, on September 22, 2025. A conciliation hearing is scheduled for July 6, 2026.

The former employee is seeking various remedies, including compensation for alleged procedural irregularities, compensation for dismissal without real and serious cause, damages for breach of the employer’s duties to provide training and adaptation, damages for sudden dismissal and for vexatious conduct, damages for alleged harm suffered, compensation under Article 700 of the French Code of Civil Procedure, compensation for unpaid overtime and related paid leave, and statutory compensation for alleged undeclared work. The total amount claimed is approximately $500 thousand.

As advised by the Company's lawyers, at this stage, it is too early to assess the likelihood of an adverse outcome, as the Company has not yet received the supporting evidence from the claimant.

5)	TurboCode LLC v. Ceragon Networks, Inc. (Patent Litigation)

On April 11, 2025, TurboCode LLC filed a complaint for patent infringement against Ceragon Networks, Inc. in the United States District Court for the Eastern District of Texas. The claim alleged that several of the company’s products infringed TurboCode LLC's patent. The proceeding was dismissed with prejudice on July 9, 2025, following a confidential settlement agreement entered into by the parties for an immaterial amount.

6)	Proceedings Initiated by Teleaus Pty Ltd to Wind Up Ceragon Networks (AUS) Pty Ltd

On October 13, 2025, Teleaus Pty Ltd (Teleaus), a subcontractor of the company, commenced proceedings in the Federal Court of Australia seeking to wind up Ceragon Networks (AUS) Pty Ltd (Ceragon Australia). The application was filed on the basis that Ceragon Australia allegedly failed to comply with a Creditor’s Statutory Demand, thereby giving rise to a presumption of insolvency under Australian law.

On about 10 February 2026, Ceragon Australia and Teleaus entered into a Deed of Settlement to resolve the proceedings, under which Ceragon Australia paid an immaterial amount. Subsequently, the proceedings were dismissed by a court order.